                                                                   EXHIBIT 10.22

                             AMENDMENT NO. 2 TO THE
                         YORK INTERNATIONAL CORPORATION
                  AMENDED AND RESTATED 1992 OMNIBUS STOCK PLAN


     On behalf of York International Corporation (the "Company"), the Board of Directors of the Company (the "Board") at its meeting on February 9, 2000, pursuant to the authority granted it under Section 15 of the Plan, wishes to amend the York International Corporation 1992 Omnibus Stock Plan (the "Plan") to adopt the following amendment, effective January 1, 2000:

     1. Section 3 is hereby amended by deleting the sentence: "The Committee shall have no authority to administer, modify or interpret Section 7 of the Plan, except as to any adjustments pursuant to Section 14."

     2. Section 7 is hereby amended by adding the following paragraph at the end:

          "In addition to the options to be granted to non-employee Directors in the manner set forth above, the Committee may at any time and from time to time grant stock options to non-employee Directors on such terms and conditions as the Committee may determine, subject to the provisions of Section 6 and the other applicable provisions of the Plan."

     3.  Section 15 is hereby amended by deleting the sentence: "No amendment to
Section 7 of the Plan shall be made more than once every six months other than to conform with changes in the Code or the rules thereunder."

     4.  In all other respects, the Plan is hereby ratified and confirmed.


                           *   *   *   *   *   *   *

     IN WITNESS WHEREOF, the Board has caused this Amendment No. 2 to be executed under seal by its duly authorized representative.


WITNESS/ATTEST:                                                   YORK INTERNATIONAL CORPORATION
/s/ Jane G. Davis                                     By:             /s/ Gerald C. McDonough
--------------------------------------------                        ----------------------------------------

Print Name:     Jane G. Davis                         Print Name:     Gerald C. McDonough
              ------------------------------                        ----------------------------------------
                                                      Title:          Chairman
                                                      Date:           February 9, 2000
                                                                    ----------------------------------------